UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2014

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue Union, New Jersey 07083
(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2014, Bed Bath & Beyond Inc., a New York corporation (the “Company”), entered into a previously announced underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for its underwritten public offering of $300,000,000 aggregate principal amount of 3.749% senior unsecured notes due 2024 (the “2024 Notes”), $300,000,000 aggregate principal amount of 4.915% senior unsecured notes due 2034 (the “2034 Notes”) and $900,000,000 aggregate principal amount of 5.165% senior unsecured notes due 2044 (the “2044 Notes” and, together with the 2024 Notes and the 2034 Notes, the “Notes”). On July 17, 2014, the Notes were issued under an Indenture (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of July 17, 2014 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as trustee.

The 2024 Notes will bear interest at a rate of 3.749% per year, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2015, the 2034 Notes will bear interest at a rate of 4.915% per year, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2015 and the 2044 Notes will bear interest at a rate of 5.165% per year, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2015. The Notes will be unsecured, senior obligations and rank equal in right of payment to any of the Company’s existing and future senior unsecured indebtedness, senior in right of payment to any of the Company’s future subordinated indebtedness, effectively subordinated in right of payment to any of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to any of the Company’s secured obligations, to the extent of the assets securing such obligations.

The Indenture contains covenants limiting the Company’s ability to: (1) create certain liens, (2) enter into certain sale and leaseback transactions and (3) merge, or consolidate or transfer, sell or lease all or substantially all of the Company’s assets. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-197267), which became immediately effective upon its filing with the Securities and Exchange Commission (the “SEC”) on July 7, 2014. A preliminary Prospectus Supplement dated July 14, 2014 relating to the Notes was filed with the SEC on July 14, 2014, and a final Prospectus Supplement dated July 14, 2014 was filed with the SEC on July 15, 2014.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, financial advisory, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates, including acting as agents and lenders under various loan facilities. They have received, and may in the future receive, customary fees and commissions for these transactions.

The description of the Indenture in this Current Report on Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Indenture. A copy of the Base Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference. The Forms of Notes issued pursuant to the Indenture are attached hereto as Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 17, 2014, the Company issued a press release announcing the closing of its underwritten public offering of $300,000,000 aggregate principal amount of 3.749% senior unsecured notes due 2024, $300,000,000 aggregate principal amount of 4.915% senior unsecured notes due 2034 and $900,000,000 aggregate principal amount of 5.165% senior unsecured notes due 2044 and a $1.1 billion accelerated share repurchase, a copy of which is filed as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of July 17, 2014, relating to the 3.749% senior unsecured notes due 2024, the 4.915% senior unsecured notes due 2034 and the 5.165% senior unsecured notes due 2044, between the Company and The Bank of New York Mellon, as trustee

4.2	First Supplemental Indenture, dated as of July 17, 2014, relating to the 3.749% senior unsecured notes due 2024, the 4.915% senior unsecured notes due 2034 and the 5.165% senior unsecured notes due 2044, between the Company and The Bank of New York Mellon, as trustee

4.3	Form of 3.749% senior unsecured notes due 2024

4.4	Form of 4.915% senior unsecured notes due 2034

4.5	Form of 5.165% senior unsecured notes due 2044

5.1	Opinion of Proskauer Rose LLP

99.1	Press Release issued by the Company on July 17, 2014, announcing the closing of its underwritten public offering of $300,000,000 aggregate principal amount of 3.749% senior unsecured notes due 2024, $300,000,000 aggregate principal amount of 4.915% senior unsecured notes due 2034 and $900,000,000 aggregate principal amount of 5.165% senior unsecured notes due 2044 and a $1.1 billion accelerated share repurchase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 17, 2014	By:	/s/ Susan E. Lattmann
Susan E. Lattmann
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 17, 2014, relating to the 3.749% senior unsecured notes due 2024, the 4.915% senior unsecured notes due 2034 and the 5.165% senior unsecured notes due 2044, between the Company and The Bank of New York Mellon, as trustee

4.2	First Supplemental Indenture, dated as of July 17, 2014, relating to the 3.749% senior unsecured notes due 2024, the 4.915% senior unsecured notes due 2034 and the 5.165% senior unsecured notes due 2044, between the Company and The Bank of New York Mellon, as trustee

4.3	Form of 3.749% senior unsecured notes due 2024

4.4	Form of 4.915% senior unsecured notes due 2034

4.5	Form of 5.165% senior unsecured notes due 2044

5.1	Opinion of Proskauer Rose LLP

99.1	Press Release issued by the Company on July 17, 2014, announcing the closing of its underwritten public offering of $300,000,000 aggregate principal amount of 3.749% senior unsecured notes due 2024, $300,000,000 aggregate principal amount of 4.915% senior unsecured notes due 2034 and $900,000,000 aggregate principal amount of 5.165% senior unsecured notes due 2044 and a $1.1 billion accelerated share repurchase